EXHIBIT 23.2
Independent Auditors’ Consent

The Board of Directors
HealthMont, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/    KPMG LLP

Nashville, Tennessee
January 29, 2003